Exhibit 10.1
OMNIBUS AMENDMENT

[AMENDMENT NO.  8 TO RECEIVABLES PURCHASE AGREEMENT,
AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT AND
AMENDMENT NO.  2 TO AMENDED AND RESTATED FEE LETTER]

THIS OMNIBUS AMENDMENT is entered into as of April 1, 2008, by and among Meredith Funding Corporation, a Delaware corporation, (the “Seller”), Meredith Corporation, an Iowa corporation (“Meredith”), as Originator and as initial Servicer (the Servicer, together with Seller, the “Seller Parties” and each, a “Seller Party”), JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, in its individual capacity as the sole “Financial Institution”, Falcon Asset Securitization Company LLC, formerly known as Falcon Asset Securitization Corporation (the “Conduit” and, together with the sole Financial Institution, the “Purchasers”), and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, as agent (together with its successors and assigns hereunder, the “Agent”), with respect to (a) that certain Receivables Purchase Agreement among the parties hereto dated as of April 9, 2002, as heretofore amended (the “Existing RPA”), and (b) that certain Receivables Sale Agreement between the Seller and Meredith dated as of April 9, 2002, as heretofore amended (the “Existing RSA” and, together with the Existing RPA, the “Existing Agreements”), and (c)  that certain Amended and Restated Fee Letter dated April 4, 2006 by and among Seller, the Conduit and the Agent (the “Existing Fee Letter”).

W I T N E S S E T H :

WHEREAS, Meredith and the Seller are parties to the Existing RSA;

WHEREAS, the Seller Parties, the Purchasers and the Agent are parties to the Existing RPA;

WHEREAS, the Seller, the Conduit and the Agent are parties to the Existing Fee Letter; and

WHEREAS, the parties desire to amend the Existing Agreements and Existing Fee Letter as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Defined Terms.  Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreements.

2.  Amendments.

2.1.           Amendment to the Existing RSA.   The table in Exhibit III to the Existing RSA is hereby deleted in its entirety and replaced with “See Exhibit IV to the Purchase Agreement.”

2.2.           Amendments to the Existing RPA.

2.2.1.                      The definition of “Commitment Availability” in Exhibit I to the Existing RPA is hereby amended and restated in its entirety to read as follows:

“Commitment Availability” means at any time (a) an amount equal to the aggregate amount of the Commitments, minus (b) $2,500,000, minus (c) the Aggregate Capital at such time.

2.2.2.                      The definition of “Concentration Limit” in Exhibit I to the Existing RPA is hereby amended and restated in its entirety to read as follows:

“Concentration Limit” means, at any time, for any Obligor, 5.837% of the Outstanding Balance of all Eligible Receivables, or such other amount (a “Special Concentration Limit”) for such Obligor designated by the Agent and set forth on Schedule C, as such schedule may be modified from time to time by the Agent to add Special Concentration Limits or to cancel any Special Concentration Limit in accordance with the proviso of this definition; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Conduit or the Required Financial Institutions may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit.

2.2.3.                      The definition of “Liquidity Termination Date” in Exhibit I to the Existing RPA is hereby amended and restated in its entirety to read as follows:

“Liquidity Termination Date” means March 31, 2009.

2.2.4.                      The definition of “Loss Percentage” in Exhibit I to the Existing RPA is hereby amended and restated in its entirety to read as follows:

“Loss Percentage” means, as of the last day of any calendar month, the greater of (i) 17.50% and (ii)(A) two (2), times (B) the Loss Ratio as of such date, times (C) the Loss Horizon Ratio as of such date.

2.2.5.                      The definition of “Purchase Limit” in Exhibit I to the Existing RPA is hereby amended and restated in its entirety to read as follows:

“Purchase Limit” means $125,000,000.

2.2.6.                      Exhibit IV to the Existing RPA is hereby amended and restated in its entirety to read as set forth in Annex A hereto.

2.2.7.                      Schedule A of the Existing RPA is hereby amended and restated in its entirety to read as follows:

SCHEDULE A

COMMITMENTS OF FINANCIAL INSTITUTIONS

Financial Institution	Commitment

JPMorgan Chase Bank, N.A.	$127,500,000

2.2.8.                      Schedule C of the Existing RPA is hereby amended and restated in its entirety to read as follows:

SCHEDULE C

SPECIAL CONCENTRATION LIMITS

Obligor	Special Concentration Limit
Omnicom Group	10% of the Outstanding Balance of all Eligible Receivables
WPP Group PLC	10% of the Outstanding Balance of all Eligible Receivables
Home Depot, Inc.	7.5% of the Outstanding Balance of all Eligible Receivables

2.3.           Amendment to the Existing Fee Letter.  The definition of “Applicable Percentage” set forth in the Existing Fee Letter is hereby amended and restated in its entirety to read as follows:

As used herein, “Applicable Percentage” means, on any date of determination, 0.10% for the Unused Fee and 0.35% for the Used Fee.

3.           Representations and Warranties.  In order to induce the Agent and the Purchasers to enter into this Amendment, each of Meredith and the Seller hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Termination Event, Amortization Event, Potential Termination Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 4 below), (b) each of Meredith’s representations and warranties contained in Section 2.1 of the Existing RSA is true and correct as of the Effective Date, and (c) each of such Person’s representations and warranties contained in Section 5.1 of the Existing RPA is true and correct as of the Effective Date.

4.           Effective Date.  This Amendment shall become effective as of the date first above written (the “Effective Date”) when the Agent has received (a) counterparts of this Amendment, duly executed by the Seller Parties, the Agent and the Purchasers, and (b) a renewal fee of $112,500 in immediately available funds.

5.           Ratification.  The Existing Agreements and the Existing Fee Letter, as modified hereby, are hereby ratified, approved and confirmed in all respects.

6.           Reference to Agreements.  From and after the Effective Date hereof, each reference in the Existing RSA,  Existing RPA or Existing Fee Letter to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Existing RSA,  Existing RPA or Existing Fee Letter in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing RSA,  Existing RPA or Existing Fee Letter, as the case may be, as modified by this Amendment.

7.           Costs and Expenses.  The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

8.           CHOICE OF LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

9.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the Seller Parties, the Purchasers and the Agent have executed this Amendment as of the date first above written.

MEREDITH FUNDING CORPORATION

By:           /s/ Kevin M. Wagner
Name:  Kevin M. Wagner
Title:  Vice President, Finance

MEREDITH CORPORATION

By:           /s/ Steven M. Cappaert
Name:  Steven M. Cappaert
Title:    Corporate Controller

FALCON ASSET SECURITIZATION COMPANY LLC

By:  JPMorgan Chase Bank, N.A., its attorney in fact

By:           /s/ Ronald Atkins
Name:  Ronald Atkins
Title:  Executive Director

JPMORGAN CHASE BANK, N.A., successor by merger to BANK ONE, NA, as a Financial Institution and as Agent

By:           /s/ Ronald Atkins
Name:  Ronald Atkins
Title:  Executive Director